UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 1, 2007

ARVINMERITOR, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2135 West Maple Road

Troy, Michigan

(Address of principal executive offices)

48084-7186

(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

ArvinMeritor, Inc. filed a Current Report on Form 8-K on May 1, 2007, reporting under Item 2.02 that it had issued a press release reporting its financial results for the fiscal quarter ended March 31, 2007, and furnishing the press release as an exhibit. ArvinMeritor hereby amends the Current Report on Form 8-K to revise certain attachments to the press release to reflect the reclassification of $18 million of accounts receivable from assets of discontinued operations to continuing operations. The revised Summary Consolidated Balance Sheet and Condensed Consolidated Statement of Cash Flows, reflecting this reclassification, are furnished as Exhibit 99a to this Form 8-K/A. A complete copy of the press release, incorporating these revisions, is available on the ArvinMeritor website (www.arvinmeritor.com).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99a –	Revised Summary Consolidated Balance Sheet, March 31, 2007 and

September 30, 2006, and Revised Condensed Consolidated Statement of Cash Flows, Six Months Ended March 31, 2007 and 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC.

By: /s/ Vernon G. Baker, II

Vernon G. Baker, II

Senior Vice President and General Counsel

Date: May 2, 2007

EXHIBIT INDEX

Exhibit No.	Description
99a	Revised Summary Consolidated Balance Sheet, March 31, 2007 and September 30, 2006, and Revised Condensed Consolidated Statement of Cash Flows, Six Months Ended March 31, 2007 and 2006